                                                                   Exhibit 10.10


                       RESTATED STOCK OPTION GRANT PROGRAM
                                       FOR
                         NONEMPLOYEE DIRECTORS UNDER THE
                                 AQUANTIVE, INC.
                 RESTATED 1999 STOCK INCENTIVE COMPENSATION PLAN

         (as amended by the Board of Directors effective April 1, 2005)

      The following provisions set forth the terms of the stock option grant program (the "Program") for nonemployee directors of aQuantive, Inc. (the "Company") under the Company's Restated 1999 Stock Incentive Compensation Plan (the "Plan"). The following terms are intended to supplement, not alter or change, the provisions of the Plan, and in the event of any inconsistency between the terms contained herein and in the Plan, the Plan shall govern. All capitalized terms that are not defined herein shall be as defined in the Plan.

      1.    ELIGIBILITY

      Each director of the Company elected or appointed who is not otherwise an employee of the Company or any Subsidiary (an "Eligible Director") shall be eligible to receive Initial Grants and Annual Grants under the Plan, as discussed below.

      2.    INITIAL GRANTS

      A Nonqualified Stock Option to purchase 25,000 shares of Common Stock ("Initial Grant") shall be granted to each Eligible Director upon such Eligible Director's initial election or appointment to the Board. Initial Grants shall vest and become exercisable in equal installments on the first, second and third anniversaries of the Grant Date, assuming continued service on the Board for such period.

      3.    ANNUAL GRANTS

      Each Eligible Director shall automatically receive a Nonqualified Stock Option to purchase 15,000 shares of Common Stock immediately following each year's Annual Meeting (each, an "Annual Grant"); provided that any Eligible Director who received an Initial Grant within three months prior to an Annual Meeting shall not receive an Annual Grant until immediately following the second Annual Meeting after the date of such Initial Grant. Annual Grants shall fully vest and become exercisable on the earlier of (a) the first anniversary of the date of grant, or (b) the date of the next following Annual Meeting, so long as that date is no more than 60 days earlier than the date of the Annual Meeting on which the Annual grant was granted, in each case assuming continued service on the Board for such period.

      4.    OPTION EXERCISE PRICE

      The exercise price of an Option shall be the Fair Market Value of the Common Stock as applicable, on the date of grant.

      5.    MANNER OF OPTION EXERCISE

      An Option shall be exercised by giving the required notice to the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by payment in full for such Common Stock, which payment may be in whole or in part (a) in cash or check, (b) in shares of Common Stock, owned by the Eligible Director for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price, or (c) if and so long as the Common Stock is registered under the Exchange Act, by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to properly deliver to the Company the amount of sale or loan proceeds to pay the exercise price, all in accordance with the regulation of the Federal Reserve Board.

      6.    TERM OF OPTIONS

      Each Option shall expire seven years from the date of grant thereof, but shall be subject to earlier termination as follows:

      (a) In the event that an Eligible Director ceases to be a director of the Company for any reason, the unvested portion of any Option granted to such Eligible Director shall terminate immediately and the vested portion of the Option may be exercised by the Eligible Director only within one year after the date he or she ceases to be a director of the Company or prior to the date on which the Option expires by its terms, whichever is earlier.

      (b) In the event of the death of an Eligible Director, the unvested portion of any Option granted to such Eligible Director shall terminate immediately and the vested portion of the Option may be exercised only within one year after the date of death of the Eligible Director or prior to the date on which the Option expires by its terms, whichever is earlier, by the personal representative of the Eligible Director's estate, the person(s) to whom the Eligible Director's rights under the Option have passed by will or the applicable laws of descent and distribution or the beneficiary designated pursuant to Section 11 of the Plan.

      7.    CORPORATE TRANSACTIONS

      In the event of any Corporate Transaction, other than a Related Party Transaction, each Initial and Annual Grant that is at the time outstanding shall automatically accelerate so that each such grant shall, immediately prior to the specified effective date for the Corporate Transaction, become fully vested and exercisable. Notwithstanding the foregoing, such acceleration shall not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment.


                                      -2-
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      8.    AMENDMENT

      The Board may amend the provisions contained herein in such respects as it deems advisable. Any such amendment shall not, without the consent of the Eligible Director, impair or diminish any rights of an Eligible Director or any rights of the Company under an Option.

      Provisions of the Plan (including any amendments) that were not discussed above, to the extent applicable to Eligible Directors, shall continue to govern the terms and conditions of Options granted to Eligible Directors.

      9.    EFFECTIVE DATE

      The Program shall become effective on the day shares of the Common Stock are first offered to the public in an underwritten initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission.

                                                                   EXHIBIT 10.10

                                 AQUANTIVE, INC.
                 RESTATED 1999 STOCK INCENTIVE COMPENSATION PLAN
         (as amended by the Board of Directors effective April 1, 2005)

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

TO:   _______________________

      We are pleased to grant you a Nonqualified Stock Option (the "Option") to purchase shares of Common Stock of aQuantive, Inc. (the "Company") under the Company's Restated 1999 Stock Incentive Compensation Plan (the "Plan").

      The terms of the Option are as set forth in this agreement (this "Agreement") and in the Plan and the Company's Stock Option Grant Program for Nonemployee Directors (the "Program"), copies of which are attached. The Plan is incorporated by reference into this Agreement, which means that this Agreement is limited by and subject to the express terms and provisions of the Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan and/or the Program.

      The most important terms of the Option are summarized as follows:

      1.    GRANT DATE/NUMBER: _______________________
      2.    NUMBER OF SHARES:  _______________________
      3.    EXERCISE PRICE:    $______________________
      4.    EXPIRATION DATE:   ___________(unless sooner terminated as provided
                                            below)
      5.    TYPE OF OPTION: Nonqualified Stock Option

      6. VESTING AND EXERCISABILITY: The Option will vest and become fully exercisable on the earlier of the first anniversary of the Grant Date, or the date of the annual meeting of shareholders in the year subsequent to the year of grant (provided that the meeting is not more than sixty calendar days earlier than the date of the meeting at which the option was granted),assuming continued service as an Eligible Director on such date.

      7. TERMINATION OF OPTION: The unvested portion of the Option will terminate automatically and without further notice immediately upon termination (voluntary or involuntary) of your service as a director with the Company or a Subsidiary. The vested portion of the Option will terminate automatically and without further notice on the earliest of the dates set forth below:

      (a) one year after termination of your services as a director for any reason; or

      (b)   the Expiration Date.

   IT IS YOUR RESPONSIBILITY TO BE AWARE OF THE DATE YOUR OPTION TERMINATES.

      8. METHOD OF EXERCISE: You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the Option and the number of shares of Common Stock for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of shares of Common Stock you are purchasing.

      9. FORM OF PAYMENT: You may pay the Option exercise price, in whole or in part, in cash, by check or by (a) tendering (either actually or by attestation) shares of Common Stock held by you for a period of at least six months having a fair market value on the day prior to the date of exercise equal to the exercise price or (b) if and so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price.

      10. CORPORATE TRANSACTIONS: In the event of a Corporate Transaction, other than a "Related Party Transaction," the Option will become fully vested and exercisable immediately prior to the specified effective date of the Corporate Transaction. Notwithstanding the foregoing, acceleration will not occur if, in the opinion of the Company's outside accountants, it will render unavailable "pooling of interests" accounting treatment for a Corporate Transaction that would otherwise qualify for such accounting treatment.

      11. LIMITED TRANSFERABILITY: During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution, unless the Plan Administrator determines otherwise. The Plan provides for exercise of the Option by a designated beneficiary or the personal representative of your estate following your death.

      12. REGISTRATION: At the present time, the Company has an effective registration statement with respect to the shares subject to the Option. The Company intends to maintain this registration but has no obligation to do so. In the event that such registration ceases to be effective, you will not be able to exercise the Option unless exemptions from registration under federal and state securities laws are available; such exemptions from registration are very limited and might be unavailable. By accepting the Option, you hereby acknowledge that you have read and understand Section 15.3 of the Plan.

      13. BINDING EFFECT: This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.

      Please execute the following Acceptance and Acknowledgment and return it to the undersigned.

                                 Very truly yours,

                                 AQUANTIVE, INC.

                                 By_______________________________________

                                 Senior Vice President and General Counsel

                          ACCEPTANCE AND ACKNOWLEDGMENT

      I accept the Option described in this Agreement and in the Plan, and acknowledge receipt of a copy of this Agreement, the Plan, the Stock Option Grant Program for Nonemployee Directors and the Plan Summary. I have read and understand the Plan.

Dated:________________________________   ________________________________
                                         Name:
   xxx-xx-x (masked to last 3 digits)

__________________
Social Security Number

GRANT DATE:                                 GRANT NUMBER:
NUMBER OF SHARES:

                       NOTICE OF EXERCISE OF STOCK OPTION

To: AQUANTIVE, INC.

      I, a resident of the State of _____________, hereby exercise my Nonqualified Stock Option granted by aQuantive, Inc. (the "Company") on ____________, _______, subject to all the terms and provisions thereof and of the Restated 1999 Stock Incentive Compensation Plan referred to therein, and notify the Company of my desire to purchase _______ shares of Common Stock of the Company (the "Securities") at the exercise price of $_______ per share. I hereby represent and warrant that I have been furnished with a copy of the Plan and the Plan Summary.

Dated:______________________________      ______________________________
                                          Name:_________________________

____________________________________      Address_______________________
Taxpayer I.D. Number                      ______________________________
                                          ______________________________

                                    RECEIPT
                             (FOR COMPANY USE ONLY)

      ______________________ hereby acknowledges receipt from __________________
in payment for ________ shares of Common Stock of aQuantive, Inc., a Washington corporation, of $___________________ in the form of

            [ ] Cash

            [ ] Check (personal, cashier's or bank certified)

            [ ] __________ shares of the Company's Common Stock, fair market value $_______ per share, held by the optionee for a period of at least six months

            [ ] Copy of irrevocable instructions to Broker

Date:___________________________           By:_________________________________

FMV on such date: $______________          For: aQuantive, Inc.

                                 AQUANTIVE, INC.
                 RESTATED 1999 STOCK INCENTIVE COMPENSATION PLAN
         (as amended by the Board of Directors effective April 1, 2005)

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

TO:   _______________________

      We are pleased to grant you a Nonqualified Stock Option (the "Option") to purchase shares of Common Stock of aQuantive, Inc. (the "Company") under the Company's Restated 1999 Stock Incentive Compensation Plan (the "Plan").

      The terms of the Option are as set forth in this agreement (this "Agreement") and in the Plan and the Company's Stock Option Grant Program for Nonemployee Directors (the "Program"), copies of which are attached. The Plan is incorporated by reference into this Agreement, which means that this Agreement is limited by and subject to the express terms and provisions of the Plan. Capitalized terms that are not defined in this Agreement have the meanings given to them in the Plan and/or the Program.

      The most important terms of the Option are summarized as follows:

      1.    GRANT DATE/NUMBER: _______________________
      2.    NUMBER OF SHARES:  _______________________
      3.    EXERCISE PRICE:    $______________________
      4.    EXPIRATION DATE:   __________(unless sooner terminated as provided
                                          below)
      5.    TYPE OF OPTION: Nonqualified Stock Option

      6. VESTING AND EXERCISABILITY: The Option will vest and become fully exercisable on the earlier of (a) the first anniversary of the date of grant, or
(b) the date of the next following Annual Meeting, so long as that date is no more than 60 days earlier than the date of the Annual Meeting on which the Annual Grant was granted, in each case, assuming continued service as an Eligible Director on such date.

      7. TERMINATION OF OPTION: The unvested portion of the Option will terminate automatically and without further notice immediately upon termination (voluntary or involuntary) of your service as a director with the Company or a Subsidiary. The vested portion of the Option will terminate automatically and without further notice on the earliest of the dates set forth below:

            (a) one year after termination of your services as a director for any reason; or

            (b)   the Expiration Date.

      IT IS YOUR RESPONSIBILITY TO BE AWARE OF THE DATE YOUR OPTION TERMINATES.

      8. METHOD OF EXERCISE: You may exercise the Option by giving written notice to the Company, in form and substance satisfactory to the Company, which will state the election to exercise the Option and the number of shares of Common Stock for which you are exercising the Option. The written notice must be accompanied by full payment of the exercise price for the number of shares of Common Stock you are purchasing.

      9. FORM OF PAYMENT: You may pay the Option exercise price, in whole or in part, in cash, by check or by (a) tendering (either actually or by attestation) shares of Common Stock held by you for a period of at least six months having a fair market value on the day prior to the date of exercise equal to the exercise price or (b) if and so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price.

      10. CORPORATE TRANSACTIONS: In the event of a Corporate Transaction, other than a "Related Party Transaction," the Option will become fully vested and exercisable immediately prior to the specified effective date of the Corporate Transaction. Notwithstanding the foregoing, acceleration will not occur if, in the opinion of the Company's outside accountants, it will render unavailable "pooling of interests" accounting treatment for a Corporate Transaction that would otherwise qualify for such accounting treatment.

      11. LIMITED TRANSFERABILITY: During your lifetime only you can exercise the Option. The Option is not transferable except by will or by the applicable laws of descent and distribution, unless the Plan Administrator determines otherwise. The Plan provides for exercise of the Option by a designated beneficiary or the personal representative of your estate following your death.

      12. REGISTRATION: At the present time, the Company has an effective registration statement with respect to the shares subject to the Option. The Company intends to maintain this registration but has no obligation to do so. In the event that such registration ceases to be effective, you will not be able to exercise the Option unless exemptions from registration under federal and state securities laws are available; such exemptions from registration are very limited and might be unavailable. By accepting the Option, you hereby acknowledge that you have read and understand Section 15.3 of the Plan.

      13. BINDING EFFECT: This Agreement will inure to the benefit of the successors and assigns of the Company and be binding upon you and your heirs, executors, administrators, successors and assigns.

      Please execute the following Acceptance and Acknowledgment and return it to the undersigned.

                                       Very truly yours,

                                       AQUANTIVE, INC.

                                       By_______________________________________

                                       Senior Vice President and General Counsel

                          ACCEPTANCE AND ACKNOWLEDGMENT

      I accept the Option described in this Agreement and in the Plan, and acknowledge receipt of a copy of this Agreement, the Plan, the Stock Option Grant Program for Nonemployee Directors and the Plan Summary. I have read and understand the Plan.

Dated:_____________________________________    _______________________________
                                               Name:
       xxx-xx-x  (masked to last 3 digits)

____________________
Social Security Number

GRANT DATE:                                 GRANT NUMBER:
NUMBER OF SHARES:

                       NOTICE OF EXERCISE OF STOCK OPTION

To:  AQUANTIVE, INC.

      I, a resident of the State of _____________, hereby exercise my Nonqualified Stock Option granted by aQuantive, Inc. (the "Company") on ____________, _______, subject to all the terms and provisions thereof and of the Restated 1999 Stock Incentive Compensation Plan referred to therein, and notify the Company of my desire to purchase _______ shares of Common Stock of the Company (the "Securities") at the exercise price of $_______ per share. I hereby represent and warrant that I have been furnished with a copy of the Plan and the Plan Summary.

Dated:____________________________________       ______________________________
                                                 Name:_________________________

                                                 Address_______________________
__________________________________________        _____________________________
Taxpayer I.D. Number                              _____________________________

                                     RECEIPT
                             (FOR COMPANY USE ONLY)

      ______________________ hereby acknowledges receipt from __________________
in payment for ________ shares of Common Stock of aQuantive, Inc., a Washington corporation, of $___________________ in the form of

                  [ ] Cash

                  [ ] Check (personal, cashier's or bank certified)

                  [ ] __________ shares of the Company's Common Stock, fair
                        market value $_______ per share, held by the optionee for a period of at least six months

                  [ ] Copy of irrevocable instructions to Broker

Date:__________________________               By:_____________________________

FMV on such date: $____________               For:  aQuantive, Inc.